FOR IMMEDIATE RELEASE

HomeTrust Bank Hires Bonnie Zelwak, VP
County Executive for Cleveland and Gaston County NC Markets

ASHEVILLE, NC, May 12, 2015 – HomeTrust Bancshares, Inc. (the “Company”) (NASDAQ: HTBI), the holding company for HomeTrust Bank, N.A. (the “Bank”), announced today that the Bank has hired Bonnie Zelwak as Vice President, County Executive for the bank’s Cleveland County and Gaston County North Carolina markets. Zelwac reports to Jonathan Jobe, Regional Executive and will work at the bank’s Uptown Shelby and downtown Cherryville, North Carolina offices.
“Bonnie is a well-known, Commercial Banker who grew up in Cleveland County,” said Jonathan Jobe, Regional Executive. “Her business banking knowledge coupled with her strong commitment to both clients and the local market will integrate well with the strength of the current HomeTrust Cleveland / Gaston County team and bring additional value to local HomeTrust business clients.”
Ms. Zelwak earned a Bachelor of Science degree in Psychology from the University of South Carolina and a Master’s Degree in International Business from Gardner-Webb University. She has over ten years of banking experience managing business client relationships. She is actively involved in the local community and holds board positions with several area non-profit organizations, including the Boys and Girls Club of Cleveland County.

About HomeTrust Bancshares, Inc.
HomeTrust Bancshares, Inc. is the holding company for HomeTrust Bank, N.A. As of March 31, 2015 the Company had assets of $2.6 billion. The Bank, founded in 1926, is a nationally chartered, community-focused financial institution committed to providing value added community banking through its 45 locations in North Carolina (including the Asheville metropolitan area, the "Piedmont" region, Charlotte, and a loan production office in Raleigh), Upstate South Carolina (Greenville), East Tennessee (including Kingsport/Johnson City, Knoxville, and Morristown) and Southwest Virginia (including the Roanoke Valley). The Bank is the 5th largest community bank headquartered in North Carolina.

Forward-Looking Statements
This press release includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could," or "may." Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include expected cost savings, synergies and other financial benefits from our recent acquisitions might not be realized within the expected time frames or at all, and costs or difficulties relating to integration matters might be greater than expected; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in HomeTrust's latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.hometrustbanking.com and on the SEC's website at www.sec.gov. Any of the forward-looking statements that we make in this presentation or our SEC filings are based upon management's beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2015 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect our operating and stock performance.

WEBSITE: WWW.HOMETRUSTBANKING.COM
Contact:
HomeTrust Bancshares, Inc.
Dana L. Stonestreet – Chairman, President and Chief Executive Officer
Tony J. VunCannon - Executive Vice President, Chief Financial Officer, and Treasurer
828-259-3939